CALAMOS® FAMILY OF FUNDS

Supplement dated December 21, 2012 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for

Class A, B, C and Class I and R dated February 29, 2012, as previously supplemented on

December 19, 2012, October 16, 2012, August 31, 2012

Effective January 2, 2013, the Growth and Income and Global Growth and Income Funds shall re-open to eligible investors, and the “Closed Fund Policies” section for each Fund on pages 42 and 47 of the Class A, B and C Prospectus, and on pages 35 and 39 of the Class I and R Prospectus are hereby deleted. In addition, the “Closed Fund Policies” section on page 78 of the Class A, B and C Prospectus, and on page 68 of the Class I and R prospectus, and all other references to the closing of these Funds, are hereby deleted.

Please retain this supplement for future reference.